UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 14, 2018

TERRA TECH CORP.
(Exact name of registrant as specified in its charter)

Nevada	000-54258	26-3062661
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2040 Main Street, Suite 225 Irvine, California 92614
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (855) 447-6967

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by checkmark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Section 4 – Matters Related to Accountants and Financial Statements

Item 4.01 Changes in Registrant’s Certifying Accountant.

(a) Change of Accountant

On August 14, 2018, Terra Tech Corp. (the “Company”) and Macias Gini & O’Connell LLP (“MGO”) mutually agreed to terminate the engagement of MGO as the Company’s independent registered public accounting firm. The decision to change registered public accounting firms was approved by the Audit Committee of the Company’s Board of Directors.

The audit reports by MGO on the financial statements of the Company as of and for the years ended December 31, 2017 and December 31, 2016, did not contain an adverse opinion or disclaimer of opinion, and was not modified or qualified as to uncertainty, audit scope or accounting principles. During the Company’s two most recent fiscal years ended December 31, 2017 and through the subsequent interim period through August 14, 2018, there were no (1) disagreements (as described in Item 304(a)(1)(iv) of Regulation S-K) between the Company and MGO on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of MGO, would have caused MGO to make reference to the subject matter of the disagreements in connection with their reports on the consolidated financial statements for such fiscal years, or (2) reportable events as set forth in Item 304(a)(1)(v) of Regulation S-K, except that MGO advised the Company of material weaknesses involving internal controls and procedures related to (i) Risk Assessment; (ii) Control Environment; (iii) Control Activities, (iv) Information and Communications and (v) Monitoring

The Company provided MGO with a copy of this Current Report on Form 8-K prior to its filing with the Securities and Exchange Commission (the “SEC”) and requested that MGO furnish a letter addressed to the SEC stating whether or not MGO agrees with the statements noted above. A copy of the responsive letter, dated August 15 2018, from MGO, is attached hereto as Exhibit 16.1.

(b) Engagement of New Accountant

The Company has engaged Marcum LLP (“Marcum”) as its registered public accounting firm, effective August 14, 2018. The decision to appoint Marcum as the new registered public accounting firm was approved by the Audit Committee of the Company’s Board of Directors.

During the Company’s two most recent fiscal years and through August 14, 2018, neither the Company nor anyone on its behalf consulted with Marcum with respect to any of (i) the application of accounting principles to a specified transaction, either completed or proposed or the type of audit opinion that might be rendered on the Company’s financial statements; or (ii) any matter that was either the subject of a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K) or an event of the type described in Item 304(a)(1)(v) of Regulation S-K.

Section 9 – Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

16.1	Letter from Macias Gini & O’Connell LLP to the Securities and Exchange Commission, dated August 15, 2018

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TERRA TECH CORP.

Date: August 16, 2018	By:	/s/ Derek Peterson
Derek Peterson
Chief Executive Officer

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